As filed with the Securities and Exchange Commission on May 1, 2000 Registration No. 2-78066


SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [x]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of Commission Only
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials

                  ----------------------------------------------
     AMERICAN FEDERATION OF LABOR AND CONGRESS OF INDUSTRIAL ORGANIZATIONS
                          HOUSING INVESTMENT TRUST
                  ----------------------------------------------


PAYMENT OF FILING FEE:

[x]  No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a(6)-(i)(4) and 0-11.
     1) Title of Each Class of securities to which transaction applies:

---------------------------------------------------
     2) Aggregate Number of Securities to which transaction applies:

---------------------------------------------------
     3) Per Unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
---------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
---------------------------------------------------
     5) Total fee paid:
---------------------------------------------------
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:
---------------------------------------------------
    2) Form, Schedule or Registration Statement Number:
---------------------------------------------------
    3) Filing Party:
---------------------------------------------------
    4) Date Filed:
---------------------------------------------------

May 3, 2000





TO PARTICIPANTS, AFL-CIO HOUSING INVESTMENT TRUST



Enclosed is the Notice of the 2000 Annual Meeting of Participants and a Proxy Statement describing the election for Trustees, a proposed amendment to the Declaration of Trust and other indicated matters that are expected to come up at the meeting.

Also enclosed is a Proxy for each Participant noting the number of Units held by that Participant and the exact name in which those Units are registered. A Participant that does not wish to send a representative to the meeting should complete the Proxy and return it to us in the enclosed envelope as soon as possible. A copy of the Proxy may be faxed to us as long as the originally executed Proxy is postmarked no later than May 18, 2000, the date of the Annual Meeting.


                                    Sincerely,



                                    Stephen Coyle
                                    Chief Executive Officer





Please Complete and Return the Enclosed Proxy Within Five Days of Receipt





Enclosures

                      AFL-CIO HOUSING INVESTMENT TRUST

                      --------------------------------
                                PROXY
                      --------------------------------
                     2000 Annual Meeting of Participants

     The undersigned hereby appoints Michael M. Arnold and [Helen Kanovsky] and each of them with power to act without the other and with full power of substitution, as proxies for and on behalf of the undersigned, to vote all Units of Participation which the undersigned is entitled to vote at the Annual Meeting of Participants to be held May 18, 2000 and all adjournments thereof, with all the powers that the undersigned would possess if personally present and particularly (but without limiting the generality of the foregoing) to vote and act as follows:

      (1) For the election of a Chairman to serve until the 2001 Annual Meeting of Participants and until his successor is elected and qualifies:

                              Richard Ravitch

FOR  [  ]         AGAINST  [  ]           ABSTAIN   [  ]


     (2) For the reelection of two Class II Union Trustees and three Class II Management Trustees to serve until the 2003 Annual Meeting of Participants and until their successors are elected and qualify:

                   Martin J. Maddaloni (Class II Union Trustee)

           FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]

                     Edwin D. Hill (Class II Union Trustee)

           FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]

                Alfred J. Fleischer (Class II Management Trustee)

           FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]

                    Marlyn Spear (Class II Management Trustee)

           FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]

                 John E. Cullerton (Class II Management Trustee)

           FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]


     (3) For the election of certain additional Trustees as set forth below:

     Class II Union Trustees to serve until the 2003 Annual Meeting of Participants and until their successors are elected and qualify:

                 Edward C. Sullivan (Class II Union Trustee)

           FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]

                   John J. Flynn (Class II Union Trustee)

           FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]


     Class III Union Trustee (to serve until the 2001 Annual Meeting of Participants and until his successor is elected and qualifies.

                   Terence M. O'Sullivan (Class III Union Trustee)

           FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]

     (4) To approve an amendment to the Trust's Declaration of Trust to modify certain eligibility criteria applicable to the nomination and election of Management Trustees;

           FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]

     (5) For ratification of the Board of Trustees' selection of Arthur Andersen LLP as independent public accountants for the Trust's 2000 fiscal year;

           FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]

and upon such other matters as may properly come before the meeting.


           FOR  [  ]         AGAINST   [  ]          ABSTAIN    [  ]

     The Trustees recommend a vote FOR the above items. ANY PROXY NOT MARKED OTHERWISE WILL BE TREATED AS A VOTE FOR THE ITEMS. You may strike through or manually cross out the name of any nominee for Chairman or Trustee for which you wish to withhold authority to vote.

                     AFL-CIO Housing Investment Trust

               NOTICE OF 2000 ANNUAL MEETING OF PARTICIPANTS

------------------------------------------------------------------------------
To Participants, AFL-CIO Housing Investment Trust:

     Notice is hereby given that the 2000 Annual Meeting of Participants (the "Meeting") of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the "Trust"), a District of Columbia common law trust, will be held at the offices of the Trust, 1717 K Street, N.W., Suite 707, Washington, D.C., 20006 on Thursday, May 18, 2000 at 4:00 pm for the following purposes:

     1. To elect a Chairman to hold office until the 2001 Annual Meeting of Participants and until his successor is elected and qualifies;

     2. To reelect two (2) Class II Union Trustees and three (3) Class II Management Trustees to hold office until the 2003 Annual Meeting of Participants and until their respective successors are elected and qualify;

     3. To elect two (2)Class II Union Trustees to hold office until the 2003 Annual Meeting of Participants and until their respective successors are elected and qualify; and one (1) Class III Union Trustee to hold office until the 2001 Annual Meeting of Participants and until his successor is elected and qualifies;

     4. To approve an amendment to the Trust's Declaration of Trust to modify certain eligibility criteria applicable to the nomination and election of Management Trustees;

     5. To ratify the selection of Arthur Andersen LLP as the independent public accountants for the Trust's fiscal year ending December 31, 2000; and

     6. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     The Board of Trustees has fixed the close of business on March 31,2000 as the record date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment(s) thereof. Accordingly, only Participants of record as of the close of business on that date are entitled to notice of and to vote at the Meeting or at any such adjournment. The transfer books of the Trust will not be closed.

                                            By Order of the Board of Trustees



                                            Stephen Coyle
                                            Chief Executive Officer

Dated:     May 3, 2000

                      AFL-CIO Housing Investment Trust
                         --------------------------
                                PROXY STATEMENT
                         ---------------------------

                            May 3, 2000


                               GENERAL MATTERS

     This Proxy Statement is furnished in connection with the solicitation of proxies for use at the annual meeting of Participants (the "Meeting") of the American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the "Trust") to be held at the offices of the Trust, 1717 K Street, N.W., Suite 707, Washington, D.C. 20006, on Thursday, May 18, 2000, beginning at 4:00 pm and at any adjournment(s) thereof.

     A copy of the Trust's annual report for the year ended December 31, 1999 was previously mailed to each Participant entitled to vote at the Meeting together with financial statements for the fiscal year ended December 31, 1999. The Trust will furnish, without charge, a copy of the annual report for 1999 and the most recent semi-annual report succeeding the annual report, if any, to any Participant that requests one. Requests for reports should be made by placing a collect call to the Trust, at (202) 331-8055, directed to Stephanie Turman. Written requests may be directed to Michael Arnold, Executive Vice President - Marketing, AFL-CIO Housing Investment Trust, 1717 K Street, N.W., Suite 707, Washington, D.C. 20006.

                              ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At the Trust's Annual Meeting, Participants will act upon the matters outlined in the accompanying notice of Meeting, including the election of a Chairman of the Board of Trustees, election of Trustees, approval of an amendment to the Trust's Declaration of Trust to modify certain eligibility criteria applicable to the nomination and election of Management Trustees and ratification of the Trust's independent auditors. In addition, the Trust's management will respond to questions from Participants.

WHO IS ENTITLED TO VOTE?

     As of the close of business on March 31, 2000, the date set by the Board of Trustees as the record date for the determination of Participants entitled to notice of and to vote at the Meeting and any adjournment(s) thereof (the "Record Date"), there were 2,119,363.2997 Units of Participation of the Trust outstanding, each Unit being entitled to one vote. No shares of any other class of securities were outstanding as of that date.

     Only Participants of record as of the close of business on the Record Date, will be entitled to vote at the Meeting.

WHO CAN ATTEND THE MEETING?

     All Participants of the record date, or their duly appointed proxies, may attend the Meeting.

WHAT CONSTITUTES A QUORUM?

       A quorum for the Meeting is the presence in person or by proxy of Participants holding a majority of Units outstanding at the close of business on March 31, 2000. As of the Record Date, 2,119,363.2997 Units of Participation of the Trust were outstanding. Proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present at the Meeting.

HOW DO I VOTE?

     If the Proxy that is enclosed with this Proxy Statement is properly executed and returned, the Units of Participation it represents will be voted at the Meeting in accordance with the instructions noted thereon. If no direction is indicated, the Proxy will be voted in accordance with the Trustees' recommendations set forth thereon.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. Any Participant giving a Proxy may revoke it at any time before it is exercised by giving written notice to the Trust bearing a date later than the date of the Proxy, by submission of a later dated Proxy, or by voting in person at the Meeting, which any Participant may do whether or not such Participant has previously given a Proxy.

WHAT ARE THE BOARD OF TRUSTEE'S RECOMMENDATIONS?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Trustees. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

     -  for election of the nominated Chairman (see page 3);

     -  for election of the nominated Trustees (see page 3);

     - for approval of an amendment to the Trust's Declaration of Trust to modify certain eligibility criteria applicable to the nomination and election of Management Trustees (see page 14); and

     - for ratification of the selection of Arthur Andersen LLP as the independent public accountants for the Trust's fiscal year ending December 31, 2000 (see page 15).

     With respect to any other matter that properly comes before the Meeting or any adjournment or adjournments thereof, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     As to Proposals I, II, III, IV and V, the vote required for approval will be a majority of the Units represented in person or by proxy at the Meeting. Each Unit is entitled to one vote.

WHO ARE THE PRINCIPAL HOLDERS OF THE TRUST'S VOTING SECURITIES?

     The following table sets forth the beneficial ownership information as of March 31, 2000, with respect to each Labor Organization and Eligible Pension Plan (as each of those terms is defined in the Trust's Declaration of

Trust) known to the Trust to be the beneficial owner of more than 5 percent (that is more than 105,968.1649 Units) of the Trust's 2,119,363.2997 outstanding Units of Participation. Because only Labor Organizations and Eligible Pension Plans are eligible to own Units of Participation in the Trust, no Units of Participation are owned by any Trustee or nominee individually. The Units are the only class of securities or units of beneficial ownership issued by the Trust.

Name and Address of
Beneficial Owner           Number of Units          Percent of Total Units
-------------------        ---------------          ----------------------0

Central Pension Fund of the
International Union of
Operating Engineers
415 Chesapeake Street, N.W.
Washington, D.C.  20016      111,312.3200 Units            5.3%

WHO IS MAKING THE SOLICITATION ON BEHALF OF THE TRUST?

     The Proxy is being solicited by the Board of Trustees of the Trust through the mail. The cost of solicitation will be paid by the Trust.
Further solicitation of proxies may be made by telephone or oral communication with some Participants following the original solicitation. Any such further solicitation will be made by Trustees or officers of the Trust who will not be compensated therefor. The date on which proxy materials were first mailed to Participants was May 3, 2000.

ELECTION OF TRUSTEES

PROPOSAL I:    TO ELECT THE CHAIRMAN

PROPOSAL II:   TO REELECT TWO (2) CLASS II UNION TRUSTEES AND THREE (3) CLASS
               II MANAGEMENT TRUSTEES

PROPOSAL III:  TO ELECT TWO (2) CLASS II UNION TRUSTEES AND ONE (1) CLASS III
              UNION TRUSTEE

     Under the Trust's Declaration of Trust, the Board of Trustees may have up to 25 Trustees. Up to 12 Trustees may be Union Trustees, up to 12 Trustees may be Management Trustees, and one Trustee is to be the Chairman. The Board of Trustees currently consists of 20 Trustees, 11 of whom are Union Trustees (Chavez-Thompson, Georgine, Hanley, Hill, Hurt, Joyce, Maddaloni, Monroe, Stern, Sweeney and Trumka), 8 of whom are Management Trustees (Cullerton, Duvernay, Fleischer, Kardy, Latimer, Spear, Stanley and Wiegert), and one of whom is the Chairman (Ravitch). Proxies will not be voted for a greater number of persons than the number of nominees named.

     The Declaration of Trust divides the Union and Management Trustees into three Classes. Each Class is required to have, insofar as the pool of Trustees permits, an equal number of Union and Management Trustees. The term of each Class expires at the third annual meeting following its election; the term of one Class expires each year. At each annual meeting, the Participants elect a Chairman to serve until the next annual meeting and such number of Trustees as is necessary to fill vacancies in the Class whose terms expire as of that meeting and any Trustee appointed to complete the remainder of a term. The terms of office of Trustees Georgine, Joyce, Maddaloni, Hill, Fleischer, Spear and Cullerton and Chairman Ravitch will expire on the day of the Meeting. The principal occupations and business experience for the past five years of these Class II Trustees standing for reelection are described below under "Nominees for Reelection."

    In addition to Class II Trustees standing for reelection, the Board of Trustees has recommended certain additional nominees to serve on the Board of Trustees in the class described below. John J. Flynn and Edward C. Sullivan are standing for election as Class II Union Trustees. Terence M. O'Sullivan is standing for election as a Class III Union Trustee. The principal occupation and business experience for the past five years of those individuals standing for election are described below under "Nominees for Election."

    If a proxy in the enclosed form is received from a Participant, the Units of Participation represented by such Proxy will be voted for the nominees listed below (unless otherwise indicated on the proxy). Class II Trustees will serve for three-year terms ending in 2003 and until their respective successors are elected and qualify. The Class III Trustee will serve for a one-year term ending in 2001 and until his successor is elected and qualifies.

     Although the Trust does not contemplate that any of the nominees will be unavailable for election, if a vacancy in the slate of nominees should be occasioned by death or other unexpected occurrence, it is currently intended that the proxies will be voted for such other persons, if any, as the Executive Committee may recommend.

NOMINEES FOR REELECTION

     The following information was furnished to the Trust by each nominee and sets forth the name, age, principal occupation or employment of each nominee and the period during which he or she has served as a Trustee of the Trust. Each nominee has consented to be named in this Proxy Statement and to serve on the Board of Trustees if elected.


                         Principal Occupation/                Trustee
Name               Business Experience During Past 5 Years     Since      Age
-----------        ---------------------------------------   ---------    ----
Richard Ravitch         Principal,                                1992     66
                        Ravitch, Rice & Co., LLC
                        formerly, President and Chief Executive
                        Officer, Player Relations Committee
                        of Major League Baseball
                        formerly, Chairman, Aquarius Management
                        Corporation(limited profit housing
                        project management)
                        formerly, Chairman and Chief Executive
                        Officer, Bowery Savings Bank

Edwin D. Hill           Secretary, International Brotherhood       1998    62
                        of Electrical Workers; formerly
                        International Vice President, Inter-
                        national Brotherhood of Electrical
                        Workers Third District Office

Martin J. Maddaloni     President, United Association of          1998    60
                        Journeyman and Apprentices of the
                        Plumbing and Pipefitting Industry
                        of the United States and Canada ("A";
                        formerly International Vice President
                        UA District 2; formerly International
                        Representative, UA; formerly Special
                        Representative, UA

Alfred J. Fleischer     Chairman, Fleischer-Seeger Construction    1992    79
                        Corporation; formerly a Director of the
                        National Corporation for Housing
                        Partnerships of Washington, D.C

Marlyn J. Spear         Chief Investment Officer, Milwaukee and    1995    46
                        Vicinity Building Trades United Pension
                        Trust Fund; formerly Investment Coordinator

John E. Cullerton       Chairman, Central Pension Fund of the      1998    85
                        International Union of Operating Engineers and Consultant to the Hotel Employees and Restaurant Employees International Union;
                        formerly Fund Advisor to Trustees for the Hotel Employees and Restaurant Employees
                        International Union Health, Welfare and
                        Pension Funds

THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE "FOR" THE REELECTION OF THE NOMINATED CHAIRMAN AND TRUSTEES.

NOMINEES FOR ELECTION

     The following nominees will stand for election at the 2000 meeting of Participants. Each nominee has consented to be named in this Proxy Statement and to serve on the Board of Trustees if elected.



Name
                 Principal Occupation/Business
                           Experience
                      During Past 5 Years

                              Age


                         John J. Flynn
               President, International Union of
              Bricklayers and Allied Craftworkers;
               formerly, President and Secretary-
                Treasurer, BAC Local 1 Missouri
                               65


                       Edward C. Sullivan
              President, Building and Construction
             Trades Department, AFL-CIO; formerly,
             General President, International Union
                    of Elevator Constructors
                               56


                     Terence M. O'Sullivan
                  General President, Laborers'
             International Union of North America;
             formerly, Vice President, Mid-Atlantic
             Regional Manager and Assistant to the
                  General President, Laborers'
              International Union of North America
                               44



THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE "FOR" THE REELECTION OF THE NOMINATED CHAIRMAN AND TRUSTEES AND "FOR" THE ELECTION OF THE NOMINATED
                           TRUSTEES.


                       INCUMBENT TRUSTEES

     The following incumbent Trustees will continue in office in accordance with the Trust's Declaration of Trust, and are expected to stand for reelection at subsequent annual meetings of Participants.

                         Principal Occupation/                Trustee
Name               Business Experience During Past 5 Years     Since      Age
-----------        ---------------------------------------   ---------    ----
                         Linda Chavez-
Thompson              Executive Vice President, AFL-CIO;        1996       55
                       formerly, International Vice President,
                      American Federation of State, County and
                                 Municipal Employees

Francis X. Hanley     General President (formerly General       1990       69
                       Secretary-Treasurer) International Union
                              of Operating Engineers

Frank Hurt            President, Bakery, Confectionery &        1993       61
                          Tobacco Workers and Grain Millers
                               International Union

Michael E. Monroe         General President, International      1998       49
                      Brotherhood of Painters and Allied Trades

Andrew Stern          President, Service Employees Inter-       1998       49
                      national Union

Tony Stanley          Executive Vice President and Director,    1985       66
                               TransCon Builders, Inc.
                      (building construction)

John Sweeney          President, AFL-CIO; formerly Inter-       1981       65
                        national President, Services Employees
                                 International Union

Richard L. Trumka     Secretary-Treasurer, AFL-CIO; formerly,   1995       50
                      President, United Mine Workers of America

Terrence R. Duvernay  Duvernay & Brooks LLC (financial            1995      57
                      advisory housing development consulting);
                        formerly Public Finance Division, Legg
                       Mason; formerly Director, Public Finance
                       Group, CS First Boston Corp.; formerly
                         Deputy Secretary, U.S. Department of
                       Housing and Urban Development; formerly
                       Executive Director, Georgia Housing and
                        Finance Authority and Michigan State
                      Housing Development

Walter Kardy          President, Specialty Contractor's           1996      72
                                   Management Inc.

George Latimer        Chief Executive Officer, National           1996      64
                         Equity Fund (a tax credit investment
                        company); Professor of Urban Studies,
                        Macalster College; formerly, Director,
                             Special Actions Office, HUD

Patricia F. Wiegert   Retirement Administrator, Contra Costa      1995      53
                      County (California) Employees' Retirement
                                     Association


                       EXECUTIVE OFFICERS

     The executive officers of the Trust are elected by the Board of Trustees and serve one-year terms. The executive officers of the Trust are as follows:

     Stephen Coyle, age 54, has served as Chief Executive Officer of the Trust since 1992. Mr. Coyle served as Director of the Boston Redevelopment Authority from July 1984 to January 1992. Prior to that, he served as Chief Executive Officer of John Carl Warnecke & Associates in San Francisco, a national firm for architecture and urban design. From 1977 through 1980, Mr. Coyle served the Federal Government in Washington, D.C. as Deputy Under Secretary of the United States Department of Health and Human Services and

Executive Assistant to the Secretary of the United States Department of Housing and Urban Development. Mr. Coyle earned his Bachelor's degree from Brandeis University, his Master's degree from the Harvard Kennedy School of
     Government, and a law degree from Stanford Law School.

     Michael M. Arnold, age 60, became Executive Vice President in April 1999. From 1985 until 1999, he served as the Trust's Director of Investor Relations. Mr. Arnold joined the Trust after being employed by the AFL-CIO Human Resources Development Institute (HRDI) since 1969. During his tenure with HRDI, he held the positions of area representative, regional director, assistant director and executive director. As executive director during the six years prior to being employed by the Trust, he was responsible for overall administration and fiscal affairs and the general supervision of staff located at the national office in Washington, D.C. and in field offices in 59 major metropolitan areas of the country. During this period, Mr. Arnold had extensive experience in working with officers and staff of international, state and local labor organizations. In 1967-68, Mr. Arnold was manpower coordinator and labor liaison officer with the Dallas Community Action Agency. He is a 43-year member and former local union officer of the International Union of Bricklayers and Allied Craftworkers, and is also a licensed real estate broker.

     Helen R. Kanovsky, age 49, became Executive Vice President - Finance and Administration in August, 1999. Ms. Kanovsky is also Acting General Counsel. From 1998 until 1999, she served as Chief of Staff for U.S. Senator John F.
Kerry.   From 1995 until 1998, she served as General Counsel of the Trust.
Ms. Kanovsky has a Bachelor's degree in Government from Cornell University and Juris Doctor degree from the Harvard Law School.

     Patton H. Roark, Jr., age 33, was appointed Portfolio Manager in December 1997. Mr. Roark joined the Trust in 1993 as Assistant Portfolio Manager. Prior to joining the Trust, from 1990 to 1993, Mr. Roark was a Senior Consultant for Price Waterhouse, an international accounting firm. From 1989 to 1990, Mr. Roark was an internal auditor with the Inspector General's office of the Office of Personnel Management. Mr. Roark is a Chartered Financial Analyst, Certified Public Accountant and Certified Internal Auditor, and earned his Bachelors of Science degree in accounting from Shepherd College.

     Because the Trust purchases its investments on a "net" basis, the Trust paid no commissions during the 1999 fiscal year on its transactions.

     There have been no transactions since the beginning of the Trust's last fiscal year and there are no currently proposed transactions to which the Trust was or is to be a party, in which the amount involved exceeds $60,000 and in which any of the following persons had or will have a material interest: (a) any Trustee or executive officer of the Trust; (b) any member of the immediate family of the foregoing persons; or (c) any Participant known to the Trust to own of record or beneficially more than 5 percent of the Trust's outstanding Units of Participation. None of the foregoing persons or Participants has been indebted to the Trust since the beginning of its last fiscal year in an amount in excess of $60,000 (nor has any corporation or organization of which any of the foregoing persons is an executive officer, partner or 10 percent beneficial owner, or any trust or other estate in which any of the foregoing persons is a trustee or has a substantial beneficial interest).

             ORGANIZATION OF THE BOARD OF TRUSTEES

     The Trust maintains four committees: the Executive Committee, the Asset Management and Program Development Committee, the Marketing Committee, and the Legal and Audit Committee. The Executive Committee is currently composed of Chairman Ravitch, who serves as chairman of the Committee, Management Trustee Stanley, who serves as vice chairman of the Committee, and Union Trustee Sweeney. The Executive Committee has all the authority of the Board of Trustees when the Board is not in session and met 3 times during 1999. The Executive Committee also functions as a nominating committee. In such capacity, it will consider nominees recommended by security holders. As of the date hereof, it has not established any specific procedures to be followed in submitting recommendations.

     The Asset Management and Program Development Committee monitors the Trust's investment practices and policies, reviews proposed changes thereto, and considers new investment practices and policies. This Committee is currently composed of Union Trustees Hanley, Hill and Stern, and Management Trustees Duvernay, Latimer, Spear and Stanley. Mr. Stanley served as chairman of this Committee, which met 2 times during 1999.

     The Marketing Committee oversees the marketing policies and strategies of the Trust. This Committee is currently composed of Union Trustees Chavez-Thompson, Maddaloni and Monroe, and Management Trustees Fleischer, Kardy and Spear. Mr. Fleischer served as chairman of this Committee, which met 2 times during 1999.

     The Legal and Audit Committee monitors the legal and accounting practices and performance of the Trust's staff and of its counsel and independent public accountants. This Committee is currently composed of Management Trustees Cullerton, Latimer, Stanley and Wiegert, and Union Trustees Trumka, Hurt and Joyce. Mr. Hurt served as chairman of this Committee, which met times during
                             1999.

     No committee functions as a compensation committee as such. The Executive Committee, however, does make recommendations to the Board of Trustees concerning compensation payable to Trustees acting in their capacities as trustees, and compensation payable to executive officers.

     The Board of Trustees met 2 times during the Trust's fiscal year ended December 31, 1999, while the four committees of the Board of Trustees met a total of 9 times. Trustees Chavez-Thompson, Georgine, Hanley, Hill, Joyce, Kardy, Latimer, Maddaloni, Monroe, Stern and Trumka attended fewer than 75 percent of the aggregate of the total number of Board of Trustees meetings and total number of meetings of all committees of which they were members during the 1999 fiscal year. Trustees Chavez-Thompson, Georgine, Hill, Joyce,
    Monroe, Stern and Trumka attended less than 50 percent.


                COMPENSATION OF TRUSTEES AND EXECUTIVE OFFICERS

     During the fiscal year ended December 31, 1999, the Chairman received an annual fee of $10,000. The Trust paid each Management Trustee who did not waive such fee $500 per day for attendance at Board of Trustees meetings and committee meetings. The Trust paid no fee to any Union Trustee. The aggregate compensation paid to Trustees in the year ended December 31, 1999 was $15,250. The Trust reimbursed all Trustees for out-of-pocket expenses incurred in attending Board of Trustees and committee meetings.

     During the fiscal year ended December 31, 1999, the Trust employed Stephen Coyle as Chief Executive Officer pursuant to an employment agreement. During that period, Mr. Coyle's compensation from the Trust was $162,731 in salary and cash compensation, $88,581 of deferred compensation and interest on compensation previously deferred received in lieu of participation in the

Retirement Plan, and $1,450 in matching funds under the AFL-CIO Housing Investment Trust 401(k) Retirement Plan (the "401(k) Plan"). Pursuant to his employment agreement, Mr. Coyle also received health and welfare and life insurance benefits substantially equivalent to those provided to Trust executive officers.

     The following table sets forth all compensation, including deferred compensation, which was paid during 1999 to all executive officers and directors of the Trust.

                                  1999 COMPENSATION TABLE

NAME OF PERSON,     AGGREGATE      PENSION          ESTIMATED    TOTAL
POSITION            COMPENSATION   OR RETIREMENT    ANNUAL       COMPENSATION
                    FROM TRUST<F1> BENEFITS         BENEFITS     FROM TRUST
                    ($)            ACCRUED AS       UPON         PAID TO
                                   PART OF TRUST    RETIREMENT   DIRECTORS<F3>
                                   EXPENSES ($)     <F2>($)      ($)
------------------------------------------------------------------------------
                       Stephen Coyle<F4>
 Chief Executive                                   can not be    not
 Officer               162,731        88,581       determined    applicable

                     Michael M. Arnold<F5>
 Executive Vice                                                 not
 President - Marketing 125,847        26,253      70,217        applicable

<F1> Compensation figures represent 100% of each executive officer's compensation for time devoted to Trust matters.  Approximately 25% of Mr.
Coyle's time, 36% of Mr. Arnold's time, 23% of Ms. Kanovsky's time, 0% of Mr.
Martin's time, 2% of Mr. Thompson's time and 0% of Mr. Roark's time was devoted to matters relating to the AFL-CIO Building Investment Trust ("BIT").
Mr. Coyle received direct compensation from BIT Limited Partnership in addition to the amount set forth above.

<F2> The Internal Revenue Code limits the permissible benefit payments that may be paid under the Retirement Plan. Consequently, the amounts of retirement benefits that actually may be paid to individual employees may be significantly lower than as shown, depending on several factors, including but not limited to the employee's years of service, level of compensation, and actual year of retirement.

<F3> Includes compensation from the Trust and all other registered 1940 Act companies that have a common investment advisor with the Trust, or an investment advisor that is an affiliated person of the Trust's investment advisor.

<F4>  Aggregate Compensation includes $9,016 of deferred compensation in 1999 under the 401(k) Plan, and excludes compensation deferred in lieu of participation in the Retirement Plan and interest thereon. Pension or Retirement Benefits as Part of Trust Fund Expenses includes $1,450 of matching funds accrued under the 401(k) Plan and $88,581 of deferred compensation in lieu of participation in the Retirement Plan. The total amount deferred by Mr. Coyle through December 31, 1999 in lieu of participation in the Retirement
Plan, including interest, is $415,836 and the total amount deferred under the 401(k) Plan through December 31, 1999, including interest and Trust matching, is $38,816.

<F5>  Aggregate Compensation includes $10,000 of deferred compensation in 1999 under the 401(k) Plan, and excludes amounts contributed to the Retirement Plan on Mr. Arnold's behalf. Pension or Retirement Benefits as Part of Trust Fund
Expenses includes $1,450 of matching funds accrued under the 401(k) Plan and $24,803 contributed to the Retirement Plan in 1999. The total amount deferred by Mr. Arnold as of December 31, 1999 under the 401(k) Plan, including interest and Trust matching, is $437,117.

                     Helen R. Kanovsky<F6>
                         Executive Vice
 President - Finance                                            not
 and Administration     42,056        7,046       18,719        applicable

           ElChino Martin <F7>
  Former General                                                not
  Counsel              141,257        20,023      25,720        applicable

Harry Thompson<F8>                                               not
 Former Controller     130,401        21,092      31,368         applicable

                    Patton H. Roark, Jr.<F9>
 Portfolio                                                       not
 Manager               117,493        17,494      19,025         applicable

                        Richard Ravitch,
 Chairman               10,000             0           0         10,000

                         Linda Chavez-
                            Thompson,
  Union Trustee              0             0            0             0

Arthur A. Coia,              0             0           0              0

<F6>  Aggregate Compensation includes $0 of deferred compensation in 1999 under the 401(k) Plan, and excludes amounts contributed to the Retirement Plan on Ms. Kanovsky's behalf. Pension or Retirement Benefits as Part of Trust
Fund Expenses includes $0 of matching funds accrued under the 401(k) Plan and $7,046 contributed to the Retirement Plan in 1999. The total amount deferred by Ms. Kanovsky as of December 31, 1999 under the 401(k) Plan, including interest and Trust matching, is $0.

<F7> Aggregate Compensation includes $10,000 of deferred compensation in 1999 under the 401(k) Plan, and excludes amounts contributed to the Retirement Plan on Mr. Martin's behalf. Pension or Retirement Benefits as Part of Trust Fund
Expenses includes $1,450 of matching funds accrued under the 401(k) Plan and $18,573 contributed to the Retirement Plan in 1999. The total amount deferred by Mr. Martin as of December 31, 1999 under the 401(k) Plan, including interest and Trust matching, is $0. Mr. Martin resigned effective November 1,
                             1999.

<F8> Aggregate Compensation includes $10,000 of deferred compensation in 1999 under the 401(k) Plan, and  excludes amounts contributed to the Retirement
Plan on Mr. Thompson's behalf.  Pension or Retirement Benefits as Part of
Trust Fund Expenses includes $1,450 of matching funds accrued under the 401(k)
Plan and $19,643 contributed to the Retirement Plan in 1999. The total amount deferred by Mr. Thompson as of December 31, 1999 under the 401(k) Plan, including interest and Trust matching, is $140,881.

<F9> Aggregate Compensation includes $3,265 of deferred compensation in 1999 under the 401(k) Plan, and excludes amounts contributed to the Retirement Plan on Mr. Roark's behalf. Pension or Retirement Benefits as Part of Trust Fund
Expenses includes $1,450 of matching funds accrued under the 401(k) Plan and $16,044 contributed to the Retirement Plan in 1999. The total amount deferred by Mr. Roark as of December 31, 1999 under the 401(k) Plan, including interest and Trust matching, is $21,837.


                      Robert A. Georgine,
  Union Trustee              0             0            0             0

                       Francis X. Hanley,
  Union Trustee              0             0            0             0

                         Edwin D. Hill,
  Union Trustee              0             0            0             0

Frank Hurt,                  0             0            0             0
                          Union Trustee

John T. Joyce,               0             0            0             0
                       Union Trustee

Martin J. Maddaloni          0             0            0             0
                           Union Trustee

Michael Monroe,              0             0            0             0
                          Union Trustee

Andrew Stern,                0             0            0             0
                   Union Trustee

John Sweeney,                0             0            0             0
                   Union Trustee

Richard Trumka,              0             0            0             0
                          Union Trustee

                         John Cullerton
  Management Trustee         0             0            0             0

                      Terence R. Duvernay,
  Management Trustee         0             0            0             0

                      Alfred J. Fleischer,
  Management Trustee     2,000             0            0         2,000

Walter Kardy,                0             0            0             0
                   Management Trustee

George Latimer,              0             0            0             0
                        Management Trustee

                       Marlyn J. Spear,
  Management Trustee         0             0            0             0

                         Tony Stanley,
  Management Trustee     3,250             0            0         3,250

Patricia F. Wiegert,         0             0            0             0
                       Management Trustee

                       All Directors and
                      Officers as a Group*
 (27 persons)          $735,035     $ 180,489    $165,049        $15,250
                     ----------------------
*In addition, the Trust has an additional 26 employees who received compensation in excess of $60,000 from the Trust during 1999; these employees are not involved in the management of the Trust's portfolio.

     Prior to October 1, 1990, the Trust had not established or adopted any bonus, profit sharing, pension, retirement, stock purchase or other compensation or incentive plans for its officers and employees. Personnel
(other than the Chief Executive Officer) were provided pursuant to a Personnel
Contract between the Trust and the AFL-CIO, whereby the Trust reimbursed the AFL-CIO for the AFL-CIO's costs of employing the personnel. While the Personnel Contract was in effect, the personnel participated in the AFL-CIO
Deferred Compensation Plan, a defined contribution plan, and were subject to the AFL-CIO Staff Retirement Plan ("Retirement Plan"), a defined benefit plan.
Any amounts contributed by the AFL-CIO on behalf of such personnel pursuant to the Retirement Plan were reimbursed by the Trust pursuant to the Personnel
Contract. The Trust adopted the Retirement Plan for all of its employees except for its Chief Executive Officer, effective as of October 1, 1990.

Also, effective October 1, 1990, the Trust adopted the 401(k) Plan described below for all of its employees including its Chief Executive Officer (and subsequent Chief Executive Officers).

                      THE RETIREMENT PLAN

     Under the Retirement Plan, contributions are based on an eligible employee's base salary. In general, rates are determined actuarially every other year. The Retirement Plan was funded by employer contributions at rates of approximately 15.4% of eligible employees' base salaries during the twelve months ended December 31, 1999. During 1999, the base salaries of Mr. Arnold,
Ms. Kanovsky, Mr. Martin, Mr. Thompson and Mr. Roark were $172,190, $145,000,
         $139,201, $126,011 and $103,000, respectively.

     The Retirement Plan is open to employees of the AFL-CIO and other participating employers which are approved by the Retirement Plan's board of trustees and that make contributions to the Retirement Plan on their behalf.
Such employees become members of the Retirement Plan on their first day of employment that they are scheduled to work at least 1,000 hours during the next 12 consecutive months.

     The Retirement Plan provides a normal retirement pension to eligible employees for life, beginning at age 65. The amount of this pension depends on salary and years of credited service at retirement. Eligible employees will receive 3.00 percent of the average of their highest three years' earnings ("Final Average Salary") for each year of credited service up to 25 years, and 0.5 percent of their Final Average Salary of each year of credited service over 25 years. Eligible employees must have at least five years of service to retire and receive a monthly pension. Eligible employees generally earn credited service toward their pension for each year that they work for a participating employer.

     An eligible employee can also receive full benefits after reaching age
55, if his or her age plus his or her years of service equals 80 or more. It is also possible for an employee who meets the combination of 80 requirement to retire after age 50, but in such event benefits would be reduced 4 percent for each year or portion thereof that the employee is less than 55 years old.

     Set forth below is a table showing estimated annual benefits payable upon retirement <F10> in specified compensation and years of service classifications. As of the date hereof, Mr. Arnold, Ms. Kanovsky and Mr.
Roark have approximately 15, 5 and 7 credited years of service, respectively, under the Retirement Plan.

                                        Years of Service
                                        ----------------
                               Final
Average Salary      15<F11>      20<F12>   25<F12>       30<F12>      35<F12>
---------------     ----         --        --            --           --
 $  50,000         $22,500      $30,000    $37,500      $38,750     $40,000
    70,000          31,500       42,000     52,500       54,250      56,000
   100,000          45,000       60,000     75,000       77,500      80,000

<F10>The Internal Revenue Code limits the permissable benefit payments that may be paid under the Retirement Plan. Consequently, the amounts of retirement benefits that actually may be paid to individual employees may be significantly lower than as shown, depending on several factors, including, but not limited to, the employee's years of service, level of compensation, and actual year of retirement.
<F11>3.00 percent per year up to 25 years.
<F12>0.5 percent per year over 25 years.

                        THE 401(K) PLAN

     Under the 401(k) Plan, an eligible employee may agree with the Trust to set aside up to 15 percent of his or her total compensation, up to a maximum of $10,500 in 2000. In 2000, the Trust will match dollar-for-dollar the first $1,500 contributed. The amount set aside by an eligible employee and the amount of the Trust's matching contribution, if any, will be deposited in a trust account in the employee's name. Every employee of the Trust is eligible to participate in the 401(k) Plan provided such employee has reached the age of 21 and is not a nonresident alien.

     When a participating employee terminates his or her employment, retires or becomes disabled, the employee will be able to receive as a lump sum payment the salary reduction amounts that were contributed to the trust account on the employee's behalf, the additional amounts that the Trust contributed to the trust account on the employee's behalf, plus income (less the employee's allocated share of expenses) earned on these contributions.

     If the employee continues to work for the Trust, the employee cannot withdraw these amounts unless the employee has a financial hardship. A financial hardship is an immediate and heavy financial need for which the employee has no other available resources, and includes medical expenses, the purchase of a primary residence, the payment of tuition and related educational fees and the need to prevent eviction from, or foreclosure on the mortgage of, the employee's primary residence. The employee will be required to present evidence of the financial hardship and upon submission of such evidence may be entitled to withdraw an amount, up to the balance in the employee's account, to meet the immediate financial need.

     The amount in an employee's account must be distributed to the employee in one lump sum or in periodic installments beginning the April 1 of the year following the year in which the employee reaches age 70 1/2. Additionally, these amounts must be distributed within a reasonable time following the termination of the 401(k) Plan or the termination of the employee's employment. An employee will be entitled to receive a distribution of the amounts in their account upon the employee's attainment of age 65. A participating employee may borrow from his or her account subject to certain prescribed limitations.

     The following table sets forth the amounts paid or distributed pursuant to the 401(k) Plan in 1999 to the executive officers listed in the Compensation Table above, and the amounts deferred and accrued pursuant to the 401(k) Plan for the accounts of such individuals during 1998, the distribution or unconditional vesting of which are not subject to future events.

Name of Individual       Amount Paid or       Amount          Employer
Number of Group          Distributed  ($)     Deferred ($)    Matching ($)

Stephen Coyle               -0-                 9,016           1,450
Michael M. Arnold           -0-                10,000           1,450
Helen R. Kanovsky           -0-                  -0-             -0-
ElChino Martin              -0-                10,000           1,450
Harry W. Thompson           -0-                10,000           1,450
Patton H. Roark, Jr.        -0-                 3,265           1,450

                     All executive officers
as a group (6 persons)      -0-                42,281           7,250

                APPROVAL OF AMENDMENTS TO THE DECLARATION OF TRUST

PROPOSAL IV: TO APPROVE AN AMENDMENT TO THE TRUST'S DECLARATION OF TRUST  TO
           MODIFY CERTAIN ELIGIBILITY CRITERIA APPLICABLE TO THE NOMINATION
                   AND ELECTION OF MANAGEMENT TRUSTEES.

     The Trust's Board is currently permitted under Section 2(3) of the Declaration of Trust to be comprised of up to twelve Management Trustees who shall be (i) officers or management employees of one or more organizations contributing directly or indirectly through contractors to an Eligible Pension Plan as defined in Section 5.2 of the Declaration of the Trust, or officers or management employees of such an Eligible Pension Plan, or (ii) with respect to not more than two of the Management Trustees, an officer, director, or trustee of an organization connected in whole or in part with the housing industry, or an elected or appointed official of the federal or any state or local government or an agency or instrumentality thereof. The Board of Trustees has approved, subject to approval by the Participants at the Meeting, an amendment to the Trust's Declaration of Trust which would modify certain of the eligibility criteria applicable to the nomination and election of Management
                           Trustees.

     The amendment is designed to allow for the greater utilization on the Board of Trustees of individuals with expertise and background in areas of finance and real estate development, which are of increasing relevance to the work of the Trust as the Trust grows and as its investment and portfolio management activities become more sophisticated in nature.

     The Trust proposes to expand to four (4) the maximum number of Management Trustees who could be from backgrounds other than officers or management employees of pension plans eligible to participate in the Trust or from contractors contributing to such plans. Currently, only two (2) Management Trustees, out of the maximum of twelve (12) Management Trustees, may be from such backgrounds.

     The proposed amendment would also slightly expand the kinds of private organizations in which such individuals may be officers, directors, or trustees to include organizations connected with finance and real estate development. Currently such Management Trustees are limited to the officers, directors, or trustees of organizations connected to the housing industry or to the elected or appointed officers of federal, state, or local governments or government agencies.

     The proposed amendment would leave unchanged all other aspects of Section 2(3), including the total size of the Board; the requirement that the total number of Management Trustees never exceed the total number of Union Trustees, except as the result of a vacancy during an unexpired term caused by death or resignation; and the requirement that the Chairman be an individual who is not an officer, trustee or employee of any organization that is a Participant in the Trust.

       THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE "FOR"  APPROVAL
             OF THE PROPOSED AMENDMENT TO THE DECLARATION OF TRUST.


                                 DESIGNATION OF AUDITORS

PROPOSAL V:TO RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT
                         PUBLIC ACCOUNTANTS

     The Participants will be requested to ratify the Board of Trustees' selection of Arthur Andersen LLP as the independent public accountants for the Trust for the current fiscal year. Representatives of Arthur Andersen LLP will be present at the Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

THE BOARD OF TRUSTEES RECOMMENDS THAT PARTICIPANTS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS THE TRUST'S INDEPENDENT PUBLIC
                  ACCOUNTANT FOR FISCAL 2000.


       PROPOSALS FOR 2001 ANNUAL MEETING OF PARTICIPANTS

     Participants who wish to make a proposal to be included in the Trust's proxy statement and form of proxy for the Trust's 2001 Annual Meeting of Participants (expected to be held in April 2001) must cause such proposal to be received by the Trust at its principal office not later than December 15,
                             2000.

                                         OTHER MATTERS

     The Trust currently has no independent investment adviser other than Wellington Management Company LLP. Investment decisions with respect to Trust assets other than those subject to the Investment Advisory Agreement with Wellington Management Company are made by the Chief Executive Officer, the Executive Vice President - Marketing, the Executive Vice President - Finance and Administration and the Portfolio Manager of the Trust under the supervision of the Executive Committee and, ultimately, the Board of Trustees. Because the Chief Executive Officer, the Executive Vice President - Marketing, the Executive Vice President - Marketing and the Portfolio Manager are officers of the Trust and are not engaged in the business of providing securities investment advice to others, they are not registered as investment advisers under the Investment Advisers Act. For the foregoing reasons, the Participants will not be asked at the Meeting to approve any investment advisory contract relating to the Chief Executive Officer, the Executive Vice President - Marketing, the Executive Vice President - Marketing and the
                       Portfolio Manager.

     At the date of this Proxy Statement, the Trustees knows of no other matters that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the Units represented by such Proxy in accordance with their best judgment.

     Participants who are unable to attend the Meeting in person are urged to forward their Proxies without delay. A prompt response will be appreciated.


                               By Order of the Board of Trustees



                               STEPHEN COYLE, Chief Executive Officer